UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05634

Morgan Stanley Strategist Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	July 31, 2007

Date of reporting period:	July 31, 2007

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Strategist Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended July 31, 2007

Total Return for the 12 Months Ended July 31, 2007
Class A	Class B	Class C	Class D	S&P 500® Index[1]	Lehman Brothers U.S. Government/ Credit Index[2]	Lipper Flexible Portfolio Funds Index[3]
13.30%	12.50%	12.47%	13.62%	16.13%	5.68%	15.27%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Global economic conditions remained positive throughout the 12-month reporting period ending July 31, 2007. Stable gross domestic product (GDP) growth in the U.S. and above-trend growth in most overseas economies provided a positive backdrop for equity markets, while bonds and short-term investments languished.

In the U.S., moderating inflation reassured investors that the Federal Open Market Committee (the "Fed") had most likely completed its recent policy tightening activity. In fact, the Fed held the federal funds target rate at 5.25 percent throughout the year, after raising the rate from 1 percent over the course of the previous two years. U.S. GDP growth averaged about 3.5 percent for the period under review, indicating that monetary policy had its desired slowing effect.

Overseas, both developed and developing economies posted solid growth, and did so with little inflationary pressures of their own. Europe benefited from accelerating export activity, while the United Kingdom posted strong real estate and investment gains. China, India, Brazil and Eastern Europe encouraged both domestic and external capital investment, fueling growth and increased demand for labor. Japan struggled to join the global recovery, as domestic spending and investment activity within that country remained sluggish, which was somewhat unique by global standards. Echoing the U.S., central banks around the world began to raise local interest rates in an attempt to avoid the potential inflation spirals that had choked off growth cycles in the past.

Performance Analysis

All share classes of Morgan Stanley Strategist Fund underperformed the S&P 500® Index and the Lipper Flexible Portfolio Funds Index, and outperformed the Lehman Brothers U.S. Government/Credit Index for the 12 months ended July 31, 2007, assuming no deduction of applicable sales charges.

Within our investment framework, three factors heavily influence our portfolio positioning: the rate of inflation, the direction and magnitude of corporate profits and shifts in interest rates. On the inflation front, concerns mounted that inflation would prove more troublesome than it had during the past several years. Increased demand for commodities and labor raised the risk that prices would climb more sharply than anticipated, potentially choking off the profit cycle and extending the

Fed's rate escalation strategy. The Fund's portfolio was positioned more defensively to take these risks into account. As the year progressed, inflation pressures appeared to abate a bit, while tightening credit markets and housing related dislocations prompted renewed calls on the Federal Reserve to lower interest rates.

Throughout the period under review, the Fund maintained a slight overweight in equity investments and a significant underweight toward long-dated fixed income. There were no changes to our targeted asset allocation stance during the period under review. As of July 31, 2007, the Fund's strategic asset allocation target stood at 60 percent equity (versus a neutral benchmark weight of 55 percent*), 20 percent fixed income (versus a neutral benchmark weight of 35 percent), and 20 percent cash and short-term investments (versus a neutral benchmark weight of 10 percent).

Within the Fund's equity allocation, sector exposures remained consistent throughout the reporting period. The Fund's largest exposures included the information technology, health care, and basic materials sectors, while its smallest exposures included the utilities, telecommunication services and industrials sectors.

The fixed income portion of the Fund maintained broadly diversified holdings throughout the period under review. During the first half of the year, the fixed income portfolio favored a blend of government securities, investment grade corporate bonds, mortgages and asset-backed instruments. As the year progressed, however, tight credit spreads and concerns over the housing market's slowdown led to a rotation away from mortgages and, to a lesser extent, government and asset-backed issuers and toward shorter term, cash equivalent instruments. At the period's end, the fixed income portfolio held approximately 24 percent of its assets in long U.S. government securities, 8 percent in mortgage-backed securities and 23 percent in non-government corporate instruments. The balance of the portfolio was held in short-term, cash equivalents, most of which were short duration,** non-money market securities.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

* Source: Morgan Stanley Investment Management. The "neutral weight" reflects the average allocation held by U.S. pension funds.

** A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

TOP 10 HOLDINGS
U.S. Treasury Securities	4.6%
Federal National Mortgage Assoc.	4.0
Oracle Corp.	1.8
Weyerhaeuser Co.	1.8
United States Steel Corp.	1.7
Windstream Corp.	1.6
Citizens Communications Co.	1.6
Southern Copper Corp.	1.5
Int'l Business Mach Corp.	1.4
Kraft Foods, Inc. - Class A	1.4
PORTFOLIO COMPOSITION*
Common Stocks	57.7%
Short-Term Investments	24.7
U.S. Government Agencies & Obligations	7.6
Corporate Notes/Bonds	4.1
Collateral Mortgage Obligations	3.3
Asset-Backed Securities	2.6
Other Securities	0.0

* Does not include open long futures contracts with an underlying face amount of $77,157,578 with unrealized appreciation of $618,750, open short futures contracts with an underlying face amount of $28,726,313 with unrealized depreciation of $341,379 and open swap contracts with net unrealized depreciation of $505,278.

Data as of July 31, 2007. Subject to change daily. All percentages for top 10 holdings are as a percentage of net assets and all percentages for portfolio composition are as a percentage of total investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., actively allocates the Fund's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. In determining which securities to buy, hold or sell for the Fund, the Investment Adviser allocates the Fund's assets based on, among other things, its assessment of the effects of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC.

Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment—Class B

Average Annual Total Returns—Period Ended July 31, 2007
Symbol	Class A Shares* (since 07/28/97) SRTAX		Class B Shares** (since 10/31/88) SRTBX		Class C Shares† (since 07/28/97) SRTCX		Class D Shares†† (since 07/28/97) SRTDX
1 Year	13.30% 7.35	[4] [5]	12.50% 7.50	[4] [5]	12.47% 11.47	[4] [5]	13.62% —	[4]
5 Years	11.86 10.66	[4] [5]	11.02 10.75	[4] [5]	10.99 10.99	[4] [5]	12.11 —	[4]
10 Years	6.91 6.33	[4] [5]	6.29 6.29	[4] [5]	6.10 6.10	[4] [5]	7.16	[4]
Since Inception	7.11 6.53	[4] [5]	9.95 9.95	[4] [5]	6.29 6.29	[4] [5]	7.35 —	[4]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class D has no sales charge.

(1)  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund is in the Lipper Flexible Portfolio Funds classification as of the date of this report.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on July 31, 2007.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/07 – 07/31/07.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period *
	02/01/07	07/31/07	02/01/07 – 07/31/07
Class A
Actual (3.01% return)	$1,000.00	$1,030.10	$4.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.33	$4.51
Class B
Actual (2.64% return)	$1,000.00	$1,026.40	$8.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.56	$8.30
Class C
Actual (2.64% return)	$1,000.00	$1,026.40	$8.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.76	$8.10
Class D
Actual (3.13% return)	$1,000.00	$1,031.30	$3.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.52	$3.31

*  Expenses are equal to the Fund's annualized expense ratios of 0.90%, 1.66%, 1.62% and 0.66% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2006, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund's performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund's management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board concluded that the float benefits were relatively small and the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

On April 25, 2007, after considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year until April 30, 2008. On June 20, 2007, the Board again considered and weighed all of the above factors and concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement to continue until June 30, 2008.

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007

NUMBER OF SHARES		VALUE
	Common Stocks (65.4%)
	Advertising/Marketing Services (0.9%)
166,400	Omnicom Group, Inc. (a)	$8,631,168
	Aerospace & Defense (2.1%)
141,310	Northrop Grumman Corp.	10,753,691
162,400	Raytheon Co.	8,990,464
		19,744,155
	Biotechnology (3.2%)
167,825	Celgene Corp.* (a)	10,163,482
224,560	Gilead Sciences, Inc.*	8,360,369
362,510	Vertex Pharmaceuticals Inc.* (a)	11,709,073
		30,232,924
	Chemicals: Major Diversified (0.7%)
157,440	Dow Chemical Co. (The)	6,845,491
	Computer Communications (0.9%)
287,610	Cisco Systems, Inc.*	8,314,805
	Computer Peripherals (0.8%)
422,490	EMC Corp.*	7,820,290
	Computer Processing Hardware (2.6%)
90,140	Apple Inc.*	11,876,846
436,000	Dell Inc.*	12,194,920
		24,071,766
	Department Stores (0.5%)
83,715	Kohl's Corp.*	5,089,872
	Discount Stores (0.6%)
102,600	Costco Wholesale Corp.	6,135,480
	Electrical Products (0.6%)
118,640	Emerson Electric Co.	5,584,385
	Electronics/Appliances (1.3%)
233,710	Sony Corp. (ADR) (Japan)	12,325,865
	Financial Conglomerates (3.3%)
204,580	American Express Co.	11,976,113
201,775	Citigroup, Inc.	9,396,662
222,430	JPMorgan Chase & Co.	9,789,144
		31,161,919

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

NUMBER OF SHARES		VALUE
	Food: Major Diversified (2.6%)
219,170	Kellogg Co. (a)	$11,355,198
411,374	Kraft Foods Inc. (Class A)	13,472,499
		24,827,697
	Forest Products (1.8%)
236,730	Weyerhaeuser Co.	16,864,645
	Household/Personal Care (1.0%)
145,495	Colgate-Palmolive Co.	9,602,670
	Industrial Conglomerates (0.6%)
142,480	General Electric Co.	5,522,525
	Information Technology Services (1.4%)
123,050	International Business Machines Corp. (a)	13,615,483
	Integrated Oil (2.2%)
120,295	Exxon Mobil Corp.	10,240,713
171,620	Hess Corp.	10,503,144
		20,743,857
	Internet Software/Services (1.2%)
10,330	Google Inc. (Class A)* (a)	5,268,300
280,000	Yahoo!, Inc.* (a)	6,510,000
		11,778,300
	Investment Banks/Brokers (1.4%)
654,345	Charles Schwab Corp. (The)	13,171,965
	Major Banks (2.1%)
227,730	Bank of America Corp.	10,798,957
266,600	Wells Fargo & Co.	9,003,082
		19,802,039
	Marine Shipping (1.1%)
147,454	Tidewater, Inc. (a)	10,088,803
	Media Conglomerates (1.0%)
107,770	Disney (Walt) Co. (The)	3,556,410
320,510	Time Warner, Inc.	6,173,023
		9,729,433
	Medical Specialties (3.5%)
201,200	Applera Corp. - Celera Genomics Group*	2,418,424
116,055	Bard (C.R.), Inc.	9,106,836
262,050	St. Jude Medical, Inc.* (a)	11,304,837
189,480	Thermo Fisher Scientific, Inc.* (a)	9,892,751
		32,722,848

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

NUMBER OF SHARES		VALUE
	Motor Vehicles (0.9%)
226,170	Honda Motor Co., Ltd. (ADR) (Japan)	$8,146,643
	Oilfield Services/Equipment (1.7%)
201,970	Halliburton Co.	7,274,959
147,150	Smith International, Inc. (a)	9,036,482
		16,311,441
	Other Metals/Minerals (1.5%)
123,080	Southern Copper Corp.	13,872,347
	Packaged Software (3.8%)
436,610	Microsoft Corp.	12,657,324
890,710	Oracle Corp.* (a)	17,030,375
273,510	Sybase, Inc.*	6,487,657
		36,175,356
	Pharmaceuticals: Major (2.4%)
156,370	Johnson & Johnson	9,460,385
150,000	Schering-Plough Corp.	4,281,000
181,205	Wyeth	8,792,067
		22,533,452
	Precious Metals (0.9%)
250,000	Barrick Gold Corp. (Canada)	8,225,000
	Property - Casualty Insurers (1.1%)
191,725	Allstate Corp. (The)	10,190,184
	Pulp & Paper (1.0%)
300,000	MeadWestvaco Corp.	9,762,000
	Recreational Products (0.7%)
305,430	Mattel, Inc.	6,997,401
	Regional Banks (0.3%)
62,000	Marshall & Ilsley Corp. (a)	2,555,020
	Restaurants (0.8%)
150,000	McDonald's Corp.	7,180,500
	Semiconductors (1.6%)
401,230	Intel Corp.	9,477,053
593,265	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Taiwan)	6,021,640
		15,498,693
	Specialty Telecommunications (3.2%)
1,032,140	Citizens Communications Co. (a)	14,893,780
1,102,715	Windstream Corp. (a)	15,173,358
		30,067,138

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

NUMBER OF SHARES		VALUE
	Steel (2.7%)
182,260	Nucor Corp.	$9,149,452
161,275	United States Steel Corp.(a)	15,851,720
		25,001,172
	Telecommunication Equipment (1.9%)
350,380	Motorola, Inc.	5,952,956
418,055	Nokia Corp. (ADR) (Finland)	11,973,095
		17,926,051
	Tobacco (2.3%)
158,410	Altria Group, Inc.	10,529,512
212,335	UST, Inc. (a)	11,370,539
		21,900,051
	Trucks/Construction/Farm Machinery (1.2%)
140,170	Caterpillar Inc.	11,045,396
	Total Common Stocks (Cost $415,236,068)	617,816,230

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Corporate Bonds (4.7%)
	Aerospace & Defense (0.1%)
$634	Systems 2001 Asset Trust - 144A** (Cayman Islands)	6.664%	09/15/13	667,010
	Airlines (0.1%)
775	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	818,057
	Beverages: Alcoholic (0.1%)
475	FBG Finance Ltd. - 144A** (Australia)	5.125	06/15/15	446,394
470	Miller Brewing Co. - 144A**	4.25	08/15/08	463,491
				909,885
	Cable/Satellite TV (0.1%)
135	Comcast Cable Communications, Inc.	6.75	01/30/11	139,874
145	Comcast Cable Communications, Inc.	7.125	06/15/13	153,474
125	Comcast Corp.	6.50	01/15/15	127,064
60	Comcast LCI Holdings	7.625	02/15/08	60,561
				480,973

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Chemicals: Major Diversified (0.0%)
$310	ICI Wilmington Inc.	4.375%		12/01/08	$304,853
	Department Stores (0.1%)
980	May Department Stores Co.	5.95		11/01/08	978,647
	Drugstore Chains (0.1%)
340	CVS Caremark Corp.	5.75		06/01/17	326,051
130	CVS Caremark Corp.	5.75		08/15/11	130,530
464	CVS Lease Pass Through - 144A**	6.036		12/10/28	460,906
					917,487
	Electric Utilities (0.4%)
485	Arizona Public Service Co. (a)	5.80		06/30/14	479,575
450	Carolina Power & Light Co.	5.125		09/15/13	439,052
145	CenterPoint Energy Resource	6.25		02/01/37	140,619
85	CenterPoint Energy Resource (Series B)	7.875		04/01/13	92,974
45	Columbus Southern Power Co. (Series E)	4.40		12/01/10	43,615
190	Consolidated Natural Gas Co. (Series C)	6.25		11/01/11	194,754
345	Consumers Energy Co. (Series H)	4.80		02/17/09	341,784
275	Detroit Edison Co. (The)	6.125		10/01/10	280,931
140	Entergy Gulf States, Inc.	3.60		06/01/08	137,849
340	Entergy Gulf States, Inc.	5.76	††	12/01/09	340,100
415	Ohio Power Company - IBC (Series K)	6.00		06/01/16	417,812
270	Public Service Electric & Gas Co. (Series MTN B)	5.00		01/01/13	263,656
240	Texas Eastern Transmission, LP	7.00		07/15/32	265,022
345	Wisconsin Electric Power Co.	3.50		12/01/07	342,866
					3,780,609
	Electrical Products (0.0%)
415	Cooper Industries, Inc.	5.25		11/15/12	407,770
	Electronics/Appliances (0.0%)
310	LG Electronics Inc. - 144A** (South Korea)	5.00		06/17/10	302,562
	Finance/Rental/Leasing (0.3%)
440	Capmark Financial Group - 144A**	5.875		05/10/12	411,849
180	Capmark Financial Group - 144A** (a)	6.30		05/10/17	159,728
310	CIT Group Inc. (Series MTN) (a)	4.75		08/15/08	306,931
635	Countrywide Home Loans, Inc. (Series MTN L)	3.25		05/21/08	621,880
630	Nationwide Building Society - 144A** (United Kingdom)	4.25		02/01/10	614,079

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$300	Residential Capital Corp.	6.375%		06/30/10	$282,591
520	SLM Corp. (Series MTN A) (a)	4.00		01/15/10	487,284
					2,884,342
	Financial Conglomerates (0.1%)
155	Brookfield Asset Management Inc. (Canada)	5.80		04/25/17	153,296
725	Chase Manhattan Corp.	6.00		02/15/09	731,878
180	General Electric Capital Corp. (Series MTN A)	4.25		12/01/10	175,048
55	General Electric Capital Corp. (Series MTN A) (a)	4.75		09/15/14	52,676
					1,112,898
	Food Retail (0.0%)
365	Fred Meyer, Inc.	7.45		03/01/08	368,939
	Food: Major Diversified (0.1%)
210	ConAgra Foods, Inc.	7.00		10/01/28	215,245
215	ConAgra Foods, Inc.	8.25		09/15/30	250,907
120	Sara Lee Corp.	6.125		11/01/32	108,872
					575,024
	Gas Distributors (0.0%)
325	NiSource Finance Corp.	5.93	††	11/23/09	325,253
	Home Improvement Chains (0.1%)
710	Home Depot Inc.	5.485	††	12/16/09	708,163
	Household/Personal Care (0.1%)
590	Clorox Co. (The)	5.485	††	12/14/07	590,312
	Industrial Conglomerates (0.1%)
330	Textron Financial Corp.	4.125		03/03/08	327,858
395	Textron Financial Corp. (Series MTN)	5.125		02/03/11	394,331
					722,189
	Insurance Brokers/Services (0.1%)
585	Catlin Insurance Co., Ltd. - 144A** (Bermuda)	7.249	††	‡‡	538,060
900	Farmers Exchange Capital - 144A**	7.05		07/15/28	843,530
					1,381,590
	Investment Banks/Brokers (0.1%)
795	Goldman Sachs Capital Trust II	5.793	††	‡	752,222

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Major Banks (0.5%)
$250	Bank of New York Co., Inc. (The) (Series BKN T)	3.80%		02/01/08	$247,996
280	HSBC Finance Corp.	6.75		05/15/11	291,617
325	Huntington National Bank (Series BKN T)	4.375		01/15/10	318,401
100	MBNA Capital (Series A)	8.278		12/01/26	104,151
630	MBNA Corp. (Series MTN F)	5.786		05/05/08	632,313
295	Popular North America, Inc. (Series MTN F)	5.65		04/15/09	294,736
880	Unicredit Luxembourg Finance S.A. - 144A** (Luxembourg)	5.41	††	10/24/08	880,553
795	USB Capital IX (a)	6.189	††	‡	786,307
1,625	Wachovia Capital Trust III	5.80	††	‡	1,595,004
					5,151,078
	Major Telecommunications (0.3%)
30	AT&T Corp.	8.00		11/15/31	35,867
525	France Telecom S.A. (France)	8.50		03/01/31	659,648
305	SBC Communications, Inc. (a)	6.15		09/15/34	293,286
150	Sprint Capital Corp.	8.75		03/15/32	165,275
270	Telecom Italia Capital SA (Luxembourg)	4.00		11/15/08	264,579
370	Telecom Italia Capital SA (Luxembourg)	4.00		01/15/10	356,849
80	Telecom Italia Capital SA (Luxembourg)	4.875		10/01/10	78,287
540	Telefonica Europe BV (Netherlands) (a)	8.25		09/15/30	618,682
					2,472,473
	Managed Health Care (0.1%)
350	UnitedHealth Group	5.44	††	03/02/09	349,776
250	UnitedHealth Group Inc.	4.125		08/15/09	244,901
					594,677
	Media Conglomerates (0.1%)
895	Time Warner, Inc.	5.59	††	11/13/09	895,950
470	Viacom, Inc.	6.875		04/30/36	443,313
					1,339,263
	Motor Vehicles (0.0%)
250	DaimlerChrysler North American Holdings Co.	8.50		01/18/31	310,284
	Multi-Line Insurance (0.4%)
1,165	AIG SunAmerica Global Financing VI - 144A**	6.30		05/10/11	1,202,264
575	American General Finance Corp. (Series MTN H)	4.625		09/01/10	566,057

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$910	Equitable Co.	6.50%		04/01/08	$915,768
235	International Lease Finance Corp.	3.75		08/01/07	235,000
405	Two-Rock Pass Through - 144A** (Bermuda)	6.298	††	‡‡	399,002
					3,318,091
	Oil & Gas Pipelines (0.0%)
485	Plains All American Pipeline LP/PAA Finance Corp.	6.70		05/15/36	480,354
	Oil Refining/Marketing (0.0%)
365	Valero Energy Corp.	3.50		04/01/09	353,927
	Other Metals/Minerals (0.1%)
565	Brascan Corp. (Canada)	7.125		06/15/12	598,084
	Property - Casualty Insurers (0.3%)
760	Mantis Reef Ltd. - 144A** (Cayman Islands)	4.692		11/14/08	753,480
215	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	225,709
360	Platinum Underwriters Holdings, Ltd. (Series B) (Bermuda)	6.371		11/16/07	359,172
515	St. Paul Travelers Companies, Inc. (The)	5.01		08/16/07	514,937
630	XLLIAC Global Funding - 144A**	4.80		08/10/10	618,513
					2,471,811
	Railroads (0.1%)
255	Burlington North Santa Fe Railway Co.	6.125		03/15/09	258,071
110	Union Pacific Corp.	6.625		02/01/08	110,609
140	Union Pacific Corp. (Series MTN E)	6.79		11/09/07	140,370
					509,050
	Real Estate Development (0.1%)
1,082	World Financial Properties - 144A**	6.91		09/01/13	1,111,090
	Real Estate Investment Trusts (0.1%)
720	iStar Financial Inc.	5.71	††	03/09/10	721,408
	Regional Banks (0.1%)
800	Marshall & Ilsley Bank (Series BKN T)	3.80		02/08/08	793,120
	Restaurants (0.0%)
385	Tricon Global Restaurants, Inc.	8.875		04/15/11	426,887

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Savings Banks (0.3%)
$305	Household Finance Corp.	4.125%		12/15/08	$299,998
230	Household Finance Corp.	5.875		02/01/09	231,662
355	Household Finance Corp.	6.375		10/15/11	358,442
295	Household Finance Corp. (a)	6.40		06/17/08	297,569
895	Sovereign BanCorp Inc.	5.59	††	03/23/10	895,150
100	Sovereign Bank (Series CD)	4.00		02/01/08	99,289
470	Washington Mutual Bank	5.50		01/15/13	462,639
260	Washington Mutual Inc.	8.25		04/01/10	277,501
300	Washington Mutual Preferred Funding II (a)	6.665	††	‡	278,475
					3,200,725
	Trucks/Construction/Farm Machinery (0.1%)
190	Caterpillar Financial Services Corp. (Series MTN F)	3.625		11/15/07	189,005
480	Caterpillar Financial Services Corp. (Series MTN F)	5.43	††	08/20/07	480,024
					669,029
	Wireless Telecommunications (0.1%)
480	Vodafone Group PLC (United Kingdom)	5.45	††	12/28/07	480,225
	Total Corporate Bonds (Cost $44,424,541)				43,990,361
	U.S. Government Obligations (4.6%)
	U.S. Treasury Bonds
250	(a)	5.50		08/15/28	266,348
11,675	(a)	6.125		08/15/29	13,441,766
1,295	(a)	6.375		08/15/27	1,516,972
300	(a)	7.625		02/15/25	390,516
15,600	(a)	8.125		08/15/19 - 08/15/21	20,362,066
	U.S. Treasury Notes
850	†	4.00		11/15/12	827,965
2,420	†	4.25		08/15/13	2,372,142
4,925	(a)	4.25		11/15/13	4,817,655
	Total U.S. Government Obligations (Cost $43,325,992)				43,995,430

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	U.S. Government Agency - Mortgage-Backed Securities (4.0%)
	Federal Home Loan Mortgage Corp.
$631		7.50%	11/01/29 - 10/01/32	$657,897
	Federal Home Loan Mortgage Corp. ARM
1,377		5.736	01/01/37	1,380,925
906		5.64	04/01/37	903,174
	Federal Home Loan Mortgage Corp. PC Gold
571		6.50	07/01/29 - 09/01/32	582,602
357		7.50	01/01/30 - 08/01/32	372,418
2		8.00	07/01/30	2,598
	Federal National Mortgage Assoc.
198		6.50	12/01/29	201,940
1,254		6.995	03/01/36	1,286,582
3,519		7.00	12/01/17 - 11/01/34	3,650,811
2,733		7.013	01/01/36	2,803,170
1,281		7.036	03/01/36	1,314,796
1,415		7.449	05/01/36	1,449,310
1,405		7.461	05/01/36	1,444,098
2,447		7.50	07/01/29 - 09/01/35	2,557,242
2,081		8.00	02/01/25 - 02/01/32	2,194,897
	Federal National Mortgage Assoc. ARM
927		6.057	04/01/37	934,058
298		6.888	07/01/33	303,400
1,811		6.942	10/01/35	1,863,860
1,829		6.948	11/01/35	1,881,920
1,839		6.98	12/01/35	1,892,310
2,641		7.025	01/01/36	2,709,301
967		7.479	07/01/36	993,872
1,749		7.49	04/01/36	1,797,556
1,541		7.498	07/01/36	1,579,439
2,688		7.504	04/01/36	2,792,019
	Total U.S. Government Agency - Mortgage-Backed Securities (Cost $37,662,976)			37,550,195

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (3.0%)
	Finance/Rental/Leasing
$1,094	Alliance Bancorp Trust 2007-0A A1	5.56	††%	07/25/37	$1,096,720
699	Banc of America Securities Auto Trust 2005-WF1 A3	3.99		08/18/09	695,590
721	Capital Auto Receivables Asset Trust 2005-1 A4	4.05		07/15/09	717,883
1,450	Capital Auto Receivables Asset Trust 2006-2 A3A	4.98		05/15/11	1,446,981
1,100	Capital Auto Receivables Asset Trust 2006-SN1A A3	5.31		10/20/09	1,100,004
1,350	Capital Auto Receivables Assets Trust 2007-SN1 A3B	5.38	††	07/15/10	1,349,721
775	Capital One Auto Finance Trust 2006-C A3A	5.07		07/15/11	773,851
298	Caterpillar Financial Asset Trust 2005-A A3	3.90		02/25/09	297,343
1,200	Caterpillar Financial Asset Trust 2006-A A3	5.57		05/25/10	1,204,815
75	CIT Equipment Collateral 2004-EF1 A3	3.50		09/20/08	74,749
1,000	CIT Equipment Collateral 2006-VT2 A3	5.07		02/20/10	999,045
1,275	Citibank Credit Card Issuance Trust 2007 - A1 A1	5.35	††	03/22/12	1,275,283
294	CNH Equipment Trust 2005-A A3	4.02		04/15/09	292,475
436	DaimlerChrysler Auto Trust 2005-B A3	4.04		09/08/09	434,442
191	Ford Credit Auto Owner Trust 2005-B A3	4.17		01/15/09	190,846
700	Ford Credit Auto Owner Trust 2006-A A3	5.05		03/15/10	698,975
900	GE Capital Credit Card Master Note Trust 2004-2 A	5.36	††	09/15/10	899,962
653	GE Equipment Small Ticket LLC 2005-2A A3 - 144A**	4.88		10/22/09	650,827
1,125	GS Auto Loan Trust 2006-1 A3	5.37		12/15/10	1,126,546
950	Harley-Davidson Motorcycle Trust 2005-3 A2	4.41		06/15/12	941,032

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$1,500	Harley-Davidson Motorcycle Trust 2005-1 A2	3.76%		12/17/12	$1,472,735
750	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07		02/15/12	741,330
700	Hertz Vehicle Financing LLC 2005-2A A2 - 144A**	4.93		02/25/10	697,293
224	Honda Auto Receivables Owner Trust 2005-2 A3	3.93		01/15/09	222,773
498	Hyundai Auto Receivables Trust 2005-A A3	3.98		11/16/09	494,207
1,475	MBNA Credit Card Master Note Trust 2003-A3 A3	5.44	††	08/16/10	1,476,360
1,550	MBNA Master Credit Card Trust 1999-B A	5.90		08/15/11	1,570,905
709	Merrill Auto Trust Securitization 2005-1 A3	4.10		08/25/09	706,234
604	National City Auto Receivables Trust 2004-A A4	2.88		05/15/11	595,010
275	TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81		11/17/14	271,793
1,136	USAA Auto Owner Trust 2004-2 A4	3.58		02/15/11	1,128,416
110	USAA Auto Owner Trust 2004-3 A3	3.16		02/17/09	109,569
320	USAA Auto Owner Trust 2005-1 A3	3.90		07/15/09	318,578
57	Volkswagen Auto Lease Trust 2005-A A3	3.82		05/20/08	56,469
592	Volkswagen Auto Loan Enhanced Trust 2005-1 A3	4.80		07/20/09	590,292
50	Wachovia Auto Owner Trust 2004-B A3	2.91		04/20/09	50,063
331	Wachovia Auto Owner Trust 2005-A A3	4.06		09/21/09	329,104
975	Wachovia Auto Owner Trust 2005-B A3	4.79		04/20/10	972,934
	Total Asset-Backed Securities (Cost $28,103,719)				28,071,155

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligations (3.6%)
	U.S. Government Agencies (0.5%)
$2,427	Federal National Mortgage Assoc. 2005 - 68 XI (IO)	6.00%		08/25/35	$872,394
1,598	Federal National Mortgage Assoc. 2006 - 118 A2	5.38	††	12/25/36	1,594,261
1,142	Federal National Mortgage Assoc. 2006 - 28 1A1	5.43	††	03/25/36	1,141,855
13,169	Federal National Mortgage Assoc. 2006 - 28 1P (IO)	1.566	††	03/25/36	271,614
774	Freddie Mac Whole Loan 2005-S001 2A2	5.47	††	09/25/45	772,868
	Total U.S. Government Agencies				4,652,992
	Private Issues (3.1%)
891	Adjustable Rate Mortgage Trust 2005-6A 2A1	5.63	††	11/25/35	892,738
1,341	American Home Mortgage Investment Trust - 2007-1 GA1C	5.51	††	05/25/47	1,341,019
1,547	American Home Mortgage Assets 2007-5 A2	5.56	††	06/25/47	1,533,667
955	Bear Stearns Mortgage Funding Trust 2006-AR5 1A1	5.48	††	12/25/36	956,394
978	Bear Stearns Mortgage Funding Trust 2007-AR1 1A2	5.53	††	01/25/37	979,045
1,534	Countrywide Alternative Loan Trust 2007-0A8 2A2	5.55	††	06/25/47	1,523,068
8,408	Countrywide Alternative Loan Trust 2006-0A17 1XP (IO)	2.072	††	12/20/46	351,866
7,986	Countrywide Alternative Loan Trust 2006-0A21 X (IO)	2.372	††	03/20/47	389,901
9,986	Countrywide Alternative Loan Trust 2007-0A3 X (IO)	2.00		04/25/47	411,937
1,099	Countrywide Alternative Loan Trust 2006-0A2 A3	5.59	††	05/20/46	1,099,917
1,007	Countrywide Alternative Loan Trust 2006-OA1 2A2	5.63	††	03/20/46	1,008,830
1,318	Greenpoint Mortgage Funding Trust - 2006-0H1 A1	5.50	††	01/25/37	1,316,090
1,342	Greenpoint Mortgage Funding Trust 2006-0H1 A2	5.55	††	01/25/37	1,342,490

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$1,400	Harborview Mortgage Loan Trust 2006-10 2A1A	5.50	†† %	11/19/36	$1,395,338
1,347	Harborview Mortgage Loan Trust 2006-14 2A1A	5.47	††	03/19/38	1,347,730
1,055	Luminent Mortgage Trust 2006-4 A1B	5.55	††	05/25/46	1,055,990
1,928	Residential Accredit Loans, Inc. 2006-Q010 A1	5.48	††	01/25/37	1,924,601
1,071	Residential Accredit Loans, Inc. 2007-Q03 A3	5.58	††	03/25/47	1,070,246
1,603	Residential Accredit Loans, Inc. 2007-QH1 A2	5.51	††	02/25/37	1,602,957
544	Residential Accredit Loans, Inc. 2007-Q04 A1	5.52	††	05/25/47	544,750
840	Residential Accredit Loans, Inc. 2007-Q04 A2	5.58	††	05/25/47	841,425
519	Residential Accredit Loans, Inc. 2007-Q04 A3	5.62	††	05/25/47	519,986
1,521	Structured Asset Mortgage Investments Inc. 2007-AR1 2A2	5.53	††	01/25/37	1,523,197
22,963	Wamu Mortgage Pass-Through Certificates 2005-AR6 X (IO)	1.353	††	04/25/45	330,099
1,349	Wamu Mortgage Pass-Through Certificates 2007-0A1 A1B	5.52	††	02/25/47	1,352,724
1,529	Wamu Mortgage Pass-Through Certificates 2007-OA6 CA1B	5.55	††	07/25/47	1,528,734
42,897	Washington Mutual Mortgage Pass-Through Certificates 2007-0A2 1XPP (IO)	0.752	††	03/25/47	649,244
1,154	Washington Mutual Mortgage Pass-Through Certificates 2007-0A1 CA1B	5.52	††	12/25/46	1,154,159
	Total Private Issues				29,988,142
	Total Collateralized Mortgage Obligations (Cost $34,273,834)				34,641,134

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

NUMBER OF CONTRACTS		VALUE
	Put Options Purchased (0.0%) 90 day Euro $
58	September/2007 @ 94.75	$9,860
43	December/2007 @ $94.75	6,450
121	March/2008 @ $94.50	7,563
115	March/2008 @ $94.75	24,437
	Total Put Options Purchased (Cost $70,950)	48,310

PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (28.0%)
	Investment Company (14.0%)
$132,275	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (b) (Cost $132,275,156)		132,275,156
	Security Purchased From Securities Lending Collateral (14.0%)
132,014	The Bank of New York Institutional Cash Reserve Fund (Cost $132,013,531)		132,013,531
	U.S. Government Obligation (c) (0.0%)
350	U.S. Treasury Bill 4.845% due 01/10/08 *** (Cost $342,369)		342,369
	Total Short-Term Investments (Cost $264,631,056)		264,631,056
	Total Investments (Cost $867,729,136) (d) (e)	113.3%	1,070,743,871
	Liabilities in Excess of Other Assets	(13.3)	(126,075,700)
	Net Assets	100.0%	$944,668,171

  ADR  American Depositary Receipt.

  ARM  Adjustable Rate Mortgage. Interest rate in effect as of July 31, 2007.

  IO  Interest Only Security.

  PC  Participation Certificate.

  *  Non-income producing security.

  **  Resale is restricted to qualified institutional investors.

  ***  A portion of this security has been physically segregated in connection with open futures contracts in an amount equal to $60,904.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

  ‡  Security issued with perpetual maturity.

  ‡‡  Foreign issued security with perpetual maturity.

  †  Security was purchased on forward commitment basis.

  ††  Variable rate security. Rate shown is the rate in effect as of July 31, 2007.

  (a)  All or a portion of this security was on loan as of July 31, 2007.

  (b)  See Note 4 to the financial statements regarding Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (c)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

  (d)  Securities have been designated as collateral in an amount equal to $108,585,341 in connection with securities purchased on a forward commitment basis, open futures contracts, and open swap contracts.

  (e)  The aggregate cost for federal income tax purposes is $871,991,072. The aggregate gross unrealized appreciation is $205,637,739 and the aggregate gross unrealized depreciation is $6,884,940, resulting in net unrealized appreciation of $198,752,799.

Futures Contracts Open at July 31, 2007:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
185	Long	U.S. Treasury Notes 2 Year, September 2007	$37,913,437	$190,118
257	Long	U.S. Treasury Notes 5 Year, September 2007	27,105,469	172,099
113	Long	U.S. Treasury Notes 10 Year, September 2007	12,138,672	256,533
261	Short	U.S. Treasury Bonds 20 Year, September 2007	(28,726,313)	(341,379)
		Net Unrealized Appreciation		$277,371

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

Credit Default Swap Contracts Open at July 31, 2007:

SWAP CONTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International Hartford Financial Services Group, Inc.	Buy	$1,000	0.12%	December 20, 2011	$6,582
Goldman Sachs International Motorola Inc	Buy	330	0.15	December 20, 2011	4,423
Goldman Sachs International Motorola Inc	Buy	670	0.157	December 20, 2011	8,797
Goldman Sachs International Southwest Airlines Co.	Buy	1050	0.22	December 20, 2011	10,039
Goldman Sachs International Union Pacific	Buy	500	0.20	December 20, 2011	2,644
Goldman Sachs International Chubb Corp	Buy	950	0.10	March 20, 2012	8,272
Citibank, N.A., New York Covidien Ltd.	Buy	387	0.43	March 20, 2012	(1,888)
Citibank, N.A., New York Covidien Ltd.	Buy	200	0.43	March 20, 2012	(977)
Goldman Sachs International Dell Inc	Buy	495	0.22	March 20, 2012	408
Citibank, N.A., New York Tyco Electronics	Buy	387	0.43	March 20, 2012	4,323
Citibank, N.A., New York Tyco International	Buy	387	0.43	March 20, 2012	4,323
Citibank, N.A., New York Tyco Electronics	Buy	200	0.43	March 20, 2012	2,236
Citibank, N.A., New York Tyco International	Buy	200	0.43	March 20, 2012	2,236
Goldman Sachs International SLM Corp	Sell	775	0.737	June 20, 2012	(73,432)
JPMorgan Chase & Co. Belo Corp	Buy	175	1.18	June 20, 2014	4,803
JPMorgan Chase & Co. Belo Corp	Buy	500	1.30	June 20, 2014	10,431
Goldman Sachs International Residential Capital	Sell	800	2.00	March 20, 2017	(100,143)
Net Unrealized Depreciation					$(106,923)

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Portfolio of Investments  ■  July 31, 2007 continued

Interest Rate Swap Contracts Open at July 31, 2007:

COUNTERPARTY	NOTIONAL AMOUNT (000'S)	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	TERMINATION DATE	UNREALIZED DEPRECIATION
Citibank	$13,000	Fixed Rate 5.337%	Floating Rate 5.36%	May 24, 2017	$(161,850)
JPMorgan Chase & Co.	13,000	Fixed Rate 5.34	Floating Rate 5.36	May 24, 2017	(159,380)
Deutsche Bank	5,500	Fixed Rate 5.388	Floating Rate 5.36	May 25, 2017	(47,245)
JPMorgan Chase & Co.	7,200	Fixed Rate 5.448	Floating Rate 5.36	May 29, 2017	(29,880)
Total Unrealized Depreciation					$(398,355)

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2007

Assets:
Investments in securities, at value (cost $735,453,980) (including $126,177,427 for securities loaned)	$938,468,715
Investments in affiliates (cost $132,275,156)	132,275,156
Unrealized appreciation on open swap contracts	69,517
Receivable for:
Investments sold	6,601,235
Interest	2,104,966
Shares of beneficial interest sold	1,169,335
Dividends	1,013,156
Dividends from affiliate	621,185
Swap contracts collateral due from broker	540,000
Periodic interest receivables on swap contracts	385,782
Principal paydowns	48,046
Foreign withholding taxes reclaimed	22,837
Prepaid expenses and other assets	96,681
Receivable from Investment Adviser	14,007
Total Assets	1,083,430,618
Liabilities:
Collateral on securities loaned at value	132,013,531
Unrealized depreciation on open swap contracts	574,795
Payable for:
Investments purchased	3,210,139
Shares of beneficial interest redeemed	1,408,959
Distribution fee	421,418
Investment advisory fee	357,117
Administration fee	68,388
Transfer agent fee	6,272
Periodic interest payments on swap contracts	394,333
Variation margin	47,546
Accrued expenses and other payables	259,949
Total Liabilities	138,762,447
Net Assets	$944,668,171
Composition of Net Assets:
Paid-in-capital	$727,210,410
Net unrealized appreciation	202,786,828
Accumulated undistributed net investment income	4,028,086
Accumulated undistributed net realized gain	10,642,847
Net Assets	$944,668,171
Class A Shares:
Net Assets	$553,394,871
Shares Outstanding (unlimited authorized, $.01 par value)	26,908,437
Net Asset Value Per Share	$20.57
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$21.71
Class B Shares:
Net Assets	$276,328,803
Shares Outstanding (unlimited authorized, $.01 par value)	13,394,954
Net Asset Value Per Share	$20.63
Class C Shares:
Net Assets	$48,191,616
Shares Outstanding (unlimited authorized, $.01 par value)	2,352,951
Net Asset Value Per Share	$20.48
Class D Shares:
Net Assets	$66,752,881
Shares Outstanding (unlimited authorized, $.01 par value)	3,241,392
Net Asset Value Per Share	$20.59

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Statements continued

Statement of Operations

For the year ended July 31, 2007

Net Investment Income: Income
Interest	$17,814,141
Dividends (net of $120,876 foreign withholding tax)	13,509,746
Dividends from affiliate	726,243
Income from securities loaned - net	438,008
Total Income	32,488,138
Expenses
Investment advisory fee	4,060,694
Distribution fee (Class A shares)	1,327,042
Distribution fee (Class B shares)	3,138,374
Distribution fee (Class C shares)	451,442
Transfer agent fees and expenses	1,045,040
Administration fee	773,466
Shareholder reports and notices	258,798
Custodian fees	91,327
Registration fees	65,749
Professional fees	61,917
Trustees' fees and expenses	24,534
Other	94,948
Total Expenses	11,393,331
Less: amounts waived/reimbursed	(1,921)
Less: expense offset	(4,917)
Net Expenses	11,386,493
Net Investment Income	21,101,645
Net Realized and Unrealized Gain (Loss): Net Realized Gain (Loss) on:
Investments	53,171,744
Futures contracts	(29,839)
Option contracts	(130,183)
Swap contracts	(2,745)
Net Realized Gain	53,008,977
Net Change in Unrealized Appreciation/Depreciation on:
Investments	43,885,823
Futures contracts	165,352
Swap contracts	(505,278)
Option contracts	14,644
Net Change in Unrealized Appreciation/Depreciation	43,560,541
Net Gain	96,569,518
Net Increase	$117,671,163

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED JULY 31, 2007	FOR THE YEAR ENDED JULY 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$21,101,645	$13,976,841
Net realized gain	53,008,977	132,590,800
Net change in unrealized appreciation/depreciation	43,560,541	(63,221,100)
Net Increase	117,671,163	83,346,541
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(13,305,019)	(8,017,425)
Class B shares	(5,310,954)	(2,927,298)
Class C shares	(816,602)	(373,233)
Class D shares	(1,770,149)	(1,081,851)
Net realized gain
Class A shares	(31,756,812)	—
Class B shares	(19,641,389)	—
Class C shares	(2,774,086)	—
Class D shares	(3,865,849)	—
Total Dividends and Distributions	(79,240,860)	(12,399,807)
Net increase (decrease) from transactions in shares of beneficial interest	21,575,852	(194,648,956)
Net Increase (Decrease)	60,006,155	(123,702,222)
Net Assets:
Beginning of period	884,662,016	1,008,364,238
End of Period (Including accumulated undistributed net investment income of $4,028,086 and $3,671,983, respectively)	$944,668,171	$884,662,016

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2007

1. Organization and Accounting Policies

Morgan Stanley Strategist Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the total return of its investments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The Fund will assess a 2% redemption fee, on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) credit default/interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2007 continued

last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2007 continued

regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

F. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract"), or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. If a credit event occurs, the seller pays to the buyer the maximum payout amount limited to the notional amount of the swap contract as

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2007 continued

disclosed in the table following the Portfolio of Investments. During the term of the swap agreement, the Fund receives or pays periodic fixed payments from or to the respective counterparty calculated at the agreed upon interest rate applied to the notional amount. These periodic payments are accrued daily and recorded as realized gains or losses in the Statement of Operations. In addition, upon termination of the swap contract, gains and losses are also realized. Any upfront payment received or paid by the Fund is recorded as assets/liabilities on the Fund's books.

H. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

I. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at July 31, 2007 were $126,177,427 and $132,013,531, respectively. The Fund received cash collateral which was subsequently invested in the Bank of New York Institutional Cash Reserve Fund as reported in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

J. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

K. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

L. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2007 continued

2. Investment Advisory/Administration Agreement

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1.5 billion and 0.395% to the portion of the daily net assets exceeding $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Effective October 23, 2006, the Investment Adviser has agreed to cap the Fund's total operating expenses, to the extent that such total operating expenses exceed 0.92%, 1.67%, 1.64% and 0.67% for Class A, Class B, Class C and Class D, respectively, for a period of two years.

At July 31, 2007, included in the Statement of Assets and Liabilities is a receivable from the Investment Adviser, an affiliate, which represents expense reimbursements due to the Fund.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on November 8, 1989 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $14,546,200 at July 31, 2007.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2007 continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended July 31, 2007, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2007, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $3,590, $386,917 and $3,729, respectively and received $142,966 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class, an open-end management investment company managed by the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative services fees paid by Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class. For the year ended July 31, 2007, advisory fees paid were reduced by $1,921 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class. Income distributions earned by the Fund are recorded as dividends from affiliate in the Statement of Operations and totaled $726,243 for the year ended July 31, 2007. During the year ended July 31, 2007, cost of purchases and sales in investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class aggregated $156,310,200 and $24,035,044, respectively.

The cost of purchases and proceeds from sales/maturities/prepayments of portfolio securities, excluding short-term investments, for the year ended July 31, 2007 aggregated $335,538,884, and $427,204,949, respectively. Included in the aforementioned are purchases and sales/maturities/prepayments of U.S. Government securities of $153,700,638 and $162,665,118, respectively.

For the year ended July 31, 2007, the Fund incurred brokerage commissions of $92,304 with Morgan Stanley & Co., Inc. an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund. At July 31, 2007, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $3,798,466.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2007 continued

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended July 31, 2007 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,838. At July 31, 2007, the Fund had an accrued pension liability of $75,351 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2007 continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED JULY 31, 2007		FOR THE YEAR ENDED JULY 31, 2006
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,494,411	$30,597,552	571,556	$10,913,191
Conversion from Class B	2,399,784	49,119,583	2,288,510	43,709,577
Shares issued in connection with the acquisition of Morgan Stanley Total Return Trust	2,069,354	42,587,852	—	—
Reinvestment of dividends	2,015,755	40,461,442	373,001	7,105,612
Redeemed	(5,568,276)	(114,112,196)	(6,584,429)	(125,229,011)
Net increase (decrease) — Class A	2,411,028	48,654,233	(3,351,362)	(63,500,631)
CLASS B SHARES
Sold	1,037,429	21,297,748	761,167	14,550,372
Conversion to Class A	(2,392,595)	(49,119,583)	(2,282,614)	(43,709,577)
Shares issued in connection with the acquisition of Morgan Stanley Total Return Trust	2,493,343	51,452,964	—	—
Reinvestment of dividends	1,086,761	21,872,588	129,978	2,483,126
Redeemed	(4,124,820)	(84,802,154)	(4,996,402)	(95,170,042)
Net decrease — Class B	(1,899,882)	(39,298,437)	(6,387,871)	(121,846,121)
CLASS C SHARES
Sold	328,572	6,694,874	263,064	4,975,961
Shares issued in connection with the acquisition of Morgan Stanley Total Return Trust	259,866	5,327,801	—	—
Reinvestment of dividends	161,615	3,230,255	17,595	335,035
Redeemed	(425,849)	(8,685,707)	(533,601)	(10,119,456)
Net increase (decrease) — Class C	324,204	6,567,223	(252,942)	(4,808,460)
CLASS D SHARES
Sold	449,278	9,204,592	309,368	5,962,339
Shares issued in connection with the acquisition of Morgan Stanley Total Return Trust	234,923	4,839,680	—	—
Reinvestment of dividends and distributions	255,674	5,139,017	52,295	997,106
Redeemed	(659,448)	(13,530,456)	(602,181)	(11,453,189)
Net increase (decrease) — Class D	280,427	5,652,833	(240,518)	(4,493,744)
Net increase (decrease) in Fund	1,115,777	$21,575,852	(10,232,693)	$(194,648,956)

7. Purposes of and Risks Relating to Certain Financial Instruments

For hedging and investment purposes, the Fund may engage in transactions in listed and over-the counter options and interest rate futures or in the case of forward contracts, to facilitate settlement of

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2007 continued

foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities ("derivative instruments").

These derivative instruments involve elements of market risk in excess of the amounts reflected in the Statement of Asset and Liabilities. The Fund bears the risk of an unfavorable change in the value of underlying securities or currencies. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into credit default swaps for hedging purposes to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Fund.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2007 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED JULY 31, 2007	FOR THE YEAR ENDED JULY 31, 2006
Ordinary income	$21,202,724	$12,399,807
Long-term capital gains	58,038,136	—
Total distributions	$79,240,860	$12,399,807

As of July 31, 2007, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income	$5,331,682
Undistributed long-term gains	35,632,346
Net accumulated earnings	40,964,028
Capital loss carryforward*	(21,695,764)
Temporary differences	(80,663)
Net unrealized appreciation	198,270,160
Total accumulated earnings	$217,457,761

*During the year ended July 31, 2007, the Fund utilized $9,793,583 of its net capital loss carryforward. As of July 31, 2007, the Fund had a net capital loss carryforward of $21,695,764 of which $16,985,549 will expire on July 31, 2009 and $4,710,215 will expire on July 31, 2010 to offset future capital gains to the extent provided by regulations.

As part of the Fund's acquisition of the assets of Morgan Stanley Total Return Trust ("Total Return"), the Fund obtained a net capital loss carryforward of $249,441,388 from Total Return. Utilization of this carryforward is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, reducing the total carryforward available.

As of July 31, 2007, the Fund had temporary book/tax differences primarily attributable to mark-to-market of open futures contracts, capital loss deferrals on straddles and wash sales and book amortization of premiums on debt securities.

Permanent differences, primarily due to losses on paydowns, nondeductible merger expenses, tax adjustments on debt securities sold and capital loss carryforwards written off by the Fund due to the merger, resulted in the following reclassifications among the Fund's components of net assets at July 31, 2007:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$457,471	$217,502,142	$(217,959,613)

Morgan Stanley Strategist Fund

Notes to Financial Statements  ■  July 31, 2007 continued

9. Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

10. Fund Merger

On October 23, 2006, the Fund acquired all the net assets of Total Return based on the respective valuations as of the close of business on October 20, 2006 pursuant to a Plan of Reorganization approved by the shareholders of Total Return on September 27, 2006. The acquisition was accomplished by a tax-free exchange of 2,069,354 Class A shares of the Fund at a net asset value of $20.58 per share for 2,243,799 Class A shares of Total Return; 2,493,343 Class B shares of the Fund at a net asset value of $20.64 per share for 2,896,038 Class B shares of Total Return; 259,866 Class C shares of the Fund at a net asset value of $20.50 per share for 300,296 Class C shares of Total Return; and 234,923 Class D shares of the Fund at a net asset value of $20.60 per share for 249,583 Class D shares of Total Return. The net assets of the Fund and Total Return immediately before the acquisition were $892,922,870 and $104,208,298, respectively, including unrealized appreciation of $13,712,685 for Total Return. Immediately after the acquisition, the combined net assets of the Fund amounted to $997,131,168.

Morgan Stanley Strategist Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JULY 31,
	2007		2006	2005	2004	2003
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$19.74		$18.31	$16.28	$14.72	$13.53
Income from investment operations:
Net investment income‡	0.50		0.34	0.27	0.20	0.14
Net realized and unrealized gain	2.07		1.40	2.03	1.58	1.21
Total income from investment operations	2.57		1.74	2.30	1.78	1.35
Less dividends and distributions from:
Net investment income	(0.51)		(0.31)	(0.27)	(0.22)	(0.16)
Net realized gain	(1.23)		–	–	–	–
Total dividends and distributions	(1.74)		(0.31)	(0.27)	(0.22)	(0.16)
Net asset value, end of period	$20.57		$19.74	$18.31	$16.28	$14.72
Total Return†	13.30%		9.60%	14.23%	12.10%	10.11%
Ratios to Average Net Assets(1):
Total expenses (before expense offset)	0.92	%(2)	0.93%	0.93%	0.95%	0.93%
Net investment income	2.44	%(2)	1.78%	1.48%	1.24%	0.95%
Supplemental Data:
Net assets, end of period, in thousands	$553,395		$483,553	$510,016	$58,968	$53,951
Portfolio turnover rate	42%		43%	48%	42%	124%

  ‡  The per share amounts were computed using an average number of shares outstanding during the period.

  †  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)  Reflects waivers of certain Fund expenses in connection with the Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class during the period. As a result of such waivers the expenses as a percentage of its net assets had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2007		2006	2005	2004	2003
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$19.79		$18.36	$16.29	$14.73	$13.54
Income from investment operations:
Net investment income‡	0.35		0.19	0.11	0.08	0.02
Net realized and unrealized gain	2.07		1.41	2.08	1.58	1.22
Total income from investment operations	2.42		1.60	2.19	1.66	1.24
Less dividends and distributions from:
Net investment income	(0.35)		(0.17)	(0.12)	(0.10)	(0.05)
Net realized gain	(1.23)		–	–	–	–
Total dividends and distributions	(1.58)		(0.17)	(0.12)	(0.10)	(0.05)
Net asset value, end of period	$20.63		$19.79	$18.36	$16.29	$14.73
Total Return†	12.50%		8.72%	13.49%	11.24%	9.20%
Ratios to Average Net Assets(1):
Total expenses (before expense offset)	1.67	%(2)	1.68%	1.68%	1.71%	1.73%
Net investment income	1.69	%(2)	1.03%	0.73%	0.48%	0.15%
Supplemental Data:
Net assets, end of period, in millions	$276		$303	$398	$971	$1,042
Portfolio turnover rate	42%		43%	48%	42%	124%

  ‡  The per share amounts were computed using an average number of shares outstanding during the period.

  †  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)  Reflects waivers of certain Fund expenses in connection with the Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class during the period. As a result of such waivers the expenses as a percentage of its net assets had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2007		2006	2005	2004	2003
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$19.66		$18.24	$16.21	$14.66	$13.46
Income from investment operations:
Net investment income‡	0.35		0.20	0.13	0.08	0.03
Net realized and unrealized gain	2.06		1.40	2.04	1.57	1.21
Total income from investment operations	2.41		1.60	2.17	1.65	1.24
Less dividends and distributions from:
Net investment income	(0.36)		(0.18)	(0.14)	(0.10)	(0.04)
Net realized gain	(1.23)		–	–	–	–
Total dividends and distributions	(1.59)		(0.18)	(0.14)	(0.10)	(0.04)
Net asset value, end of period	$20.48		$19.66	$18.24	$16.21	$14.66
Total Return†	12.47%		8.79%	13.44%	11.25%	9.09%
Ratios to Average Net Assets(1):
Total expenses (before expense offset)	1.64	%(2)(3)	1.64%	1.65%	1.71%	1.73%
Net investment income	1.72	%(2)(3)	1.07%	0.76%	0.48%	0.15%
Supplemental Data:
Net assets, end of period, in thousands	$48,192		$39,887	$41,621	$41,697	$36,351
Portfolio turnover rate	42%		43%	48%	42%	124%

  ‡  The per share amounts were computed using an average number of shares outstanding during the period.

  †  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)  Reflects waivers of certain Fund expenses in connection with the Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class during the period. As a result of such waivers the expenses as a percentage of its net assets had an effect of less than 0.005%.

(3)  If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been 1.67% and 1.69% respectively.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2007		2006	2005	2004	2003
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$19.76		$18.34	$16.29	$14.73	$13.55
Income from investment operations:
Net investment income‡	0.55		0.39	0.30	0.24	0.16
Net realized and unrealized gain	2.07		1.39	2.06	1.58	1.21
Total income from investment operations	2.62		1.78	2.36	1.82	1.37
Less dividends and distributions from:
Net investment income	(0.56)		(0.36)	(0.31)	(0.26)	(0.19)
Net realized gain	(1.23)		–	–	–	–
Total dividends and distributions	(1.79)		(0.36)	(0.31)	(0.26)	(0.19)
Net asset value, end of period	$20.59		$19.76	$18.34	$16.29	$14.73
Total Return†	13.62%		9.80%	14.60%	12.37%	10.25%
Ratios to Average Net Assets(1):
Total expenses (before expense offset)	0.67	%(2)	0.68%	0.68%	0.71%	0.73%
Net investment income	2.69	%(2)	2.03%	1.73%	1.48%	1.15%
Supplemental Data:
Net assets, end of period, in thousands	$66,753		$58,521	$58,707	$60,177	$61,423
Portfolio turnover rate	42%		43%	48%	42%	124%

  ‡  The per share amounts were computed using an average number of shares outstanding during the period.

  †  Calculated based on the net asset value as of the last business day of the period.

  (1)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(2)  Reflects waivers of certain Fund expenses in connection with the Investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class during the period. As a result of such waivers the expenses as a percentage of its net assets had an effect of less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Strategist Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Strategist Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Strategist Fund (the "Fund"), including the portfolio of investments, as of July 31, 2007, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Strategist Fund as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 21, 2007

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Valuation, Insurance and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	173	Director of various business organizations.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	171	None.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006); Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Commitee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	171	Director of GMAC (financial services), and Temple-Inland Industries (packaging, banking and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (68) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003-September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001-July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (52) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf, London, England E144AD	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (43) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Director of Compliance for Morgan Stanley Investment Management (since April 2001); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (40) 522 Fifth Avenue New York, NY 10036	Vice President	Since December1997	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (41) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002-July 2003).

Mary E. Mullin (40) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or the Institutional Funds.

2007 Federal Tax Notice (unaudited)
During the fiscal year ended July 31, 2007, 58.79% of the ordinary dividends paid by the Fund qualified for the dividends received deduction available to corporations. Additionally, please note that 76.16% of the Fund's ordinary dividends paid during the fiscal year ended July 31, 2007 qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Also during the fiscal year ended July 31, 2007, the Fund paid to its shareholders $1.23 per share from long-term capital gains.
Of the Fund's ordinary dividends paid during the fiscal year, ended July 31, 2007 4.70% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

MORGAN STANLEY FUNDS

Morgan Stanley
Strategist Fund

Annual Report

July 31, 2007

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

© 2007 Morgan Stanley

SRTANN-IU07-03539P-Y07/07

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2007

	Registrant		Covered Entities(1)
Audit Fees	$37,300		N/A

Non-Audit Fees
Audit-Related Fees	$—		$5,041,000	(2)
Tax Fees	$5,880	(3)	$761,000	(4)
All Other Fees	$—		$
Total Non-Audit Fees	$5,880		$5,802,000

Total	$43,180		$5,802,000

2006

	Registrant		Covered Entities(1)
Audit Fees	$36,420		N/A

Non-Audit Fees
Audit-Related Fees	$8,031	(2)	$5,190,300	(2)
Tax Fees	$5,200	(3)	$2,044,491	(4)
All Other Fees	$—		$
Total Non-Audit Fees	$13,231		$7,234,791

Total	$49,651		$7,234,791

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Strategist Fund

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
September 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
September 20, 2007

/s/ Francis Smith
Francis Smith
Principal Financial Officer
September 20, 2007